Organization and Operations	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Organization and Operations
Note 1—Organization and Operations
We are a holding company and conduct substantially all of our business operations through our subsidiaries. Our current business operations are focused primarily on the power generation sector of the energy industry. Unless the context indicates otherwise, throughout this report, the terms “Dynegy,” “the Company,” “we,” “us,” “our” and “ours” are used to refer to Dynegy Inc. and its direct and indirect subsidiaries. In the fourth quarter of 2016, we changed our organizational structure to manage our assets, make financial decisions, and allocate resources based upon the market areas in which our plants operate. As of December 31, 2016, we modified our reportable segments from a fuel-based segment structure to the following market areas: (i) PJM, (ii) ISO-NE/NYISO (“NY/NE”), (iii) MISO, (iv) IPH, and (v) CAISO. Accordingly, the Company has recast data from prior periods to reflect this change in reportable segments. Additionally, beginning in 2017, as a result of the Delta Transaction, we also have an ERCOT segment. Our consolidated financial results also reflect corporate-level expenses such as general and administrative expense, interest expense, and income tax benefit (expense). All significant intercompany transactions have been eliminated. Please read Note 23—Segment Information for further discussion.
On December 9, 2016, Illinois Power Generating Company (“Genco”) filed a petition (the “Bankruptcy Petition”) under title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). On January 25, 2017, the Bankruptcy Court confirmed the prepackaged plan of reorganization (the “Genco Plan”) and Genco emerged from bankruptcy on February 2, 2017 (the “Emergence Date”). As a result, we eliminated $825 million of Genco Senior Notes. On the Emergence Date, we exchanged $757 million of these Genco Senior Notes for $113 million of cash, $182 million of new Dynegy seven year unsecured notes, and 8.7 million Dynegy common stock warrants. Holders of Genco Senior Notes who did not receive a distribution under the Genco Plan on the Emergence Date have until July 17, 2017 (the 165th day after the Emergence Date) in order to exercise their rights to receive a distribution. As of December 31, 2016, Genco remained a consolidated variable interest entity (“VIE”) within our consolidated financial statements. Please read Note 22—Genco Chapter 11 Bankruptcy for further discussion.
Through the Emergence Date, IPH and its direct and indirect subsidiaries were organized into ring-fenced groups in order to maintain corporate separateness from Dynegy and our other legal entities. Certain of the entities in the IPH segment, including Genco, had an independent director whose consent was required for certain corporate actions, including material transactions with affiliates. Further, there were restrictions on pledging their assets for the benefit of certain other persons.  These provisions restricted our ability to move cash out of these entities without meeting certain requirements as set forth in the governing documents.